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                                                                Exhibit 10.10(b)

           Schedule of Officers and Directors Party to Indemnification
                   Agreements in the Form of Exhibit 10.10(a)

William J. Barrett
John F. Keller
Fredrick J. Barrett
Robert W. Howard
Kurt M. Reinecke
Terry R. Barrett
Huntington T. Walker
Wilfred R. Roux
Dominic J. Bazile II
Thomas B. Tyree, Jr.
Francis B. Barron
Philippe S.E. Schreiber
Roger L. Jarvis
Jeffrey A. Harris
Henry Cornell
Richard Aube